Important Notice
Please Read Immediately


                             Hawaiian Tax-Free Trust
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on September 13, 2002


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:       (a)      at the Ala Moana Hotel, Hibiscus Ballroom,
                      410 Atkinson Drive, Honolulu, Hawaii;

Time:        (b)      on September 13, 2002
                      at 10:00 a.m. local time;

Purposes:    (c)      for the following purposes:

                    (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending March 31, 2003 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on June 20, 2002 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                              Secretary





July 19, 2002

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                             Hawaiian Tax-Free Trust
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's founder and Administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802 is the Trust's Investment Adviser.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at that address or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about July 19, 2002.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided above or contacting the Trust's Internet address described above, entering your control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter or otherwise counted as present in determining voting results.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.52; Class C Shares, $11.52; and Class Y Shares, $11.54. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 55,774,044; Class C Shares, 2,338,288; and Class Y Shares, 1,801,635.

     On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients


Name and address                     Number                     Percent
of the holder of                     of shares                 of class
record

Institutional 5% shareholders

Merrill Lynch Pierce
Fenner & Smith, Inc.              6,132,228 Class A Shares        11.0%
4800 Deer Lake Drive                697,519 Class C Shares        29.9%
Jacksonville, FL 32246              361,984 Class Y Shares        20.0%

Fiserv Securities Inc.            5,579,327 Class A Shares        10.0%
2005 Market Street
STE 1200
Philadelphia,
PA 19103

National Financial Services LLC
200 Liberty Street
One World Financial Center
New York, NY 10281                   90,916 Class Y Shares        5.0%


Additional 5% shareholders

Pacific Century Trust,
Trustee for TT Family Limited
Partnership
P.O. Box 1930
Honolulu, HI 96805                  131,952 Class Y Shares        7.3%

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust
2525 Pali Hwy.
Honolulu, HI 96817                  149,679 Class Y Shares        8.3%

R. Dwayne Steele, Member
Steele Family Enterprises LLC
2525 Pali Highway
Honolulu, HI 96817                  226,527 Class Y Shares       12.6%

Linda S. Kano, Trustee
575 Cooke Street
Honolulu, HI 96813                   82,133 Class Y Shares        8.7%

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes the name, positions with the Trust, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September 2002.

Trustees(1)(2)
 and Officers
                                                                         Number of
                         Positions Held                                  Portfolios in
                         with                                            Fund Complex
                         Trust                                           Overseen by
Name, Address(3) and     and Length of     Principal Occupation(s)       Trustee          Other Directorships
Date of Birth            Service(4)        During Past 5 Years                             Held by Trustee

Interested Trustees(5)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the         14     Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust, Oppenheimer
                         1984             organization and Manager or                Quest Value Funds Group,
                                          Administrator and/or Adviser or            Oppenheimer Small Cap Value
                                          Sub-Adviser to each fund in the            Fund, Oppenheimer Midcap Fund,
                                          Aquilasm Group of Funds (6) and            and Oppenheimer Rochester Group
                                          Founder, Chairman of the Board of          of Funds.
                                          Trustees and (currently or until
                                          1998) President of each since its
                                          establishment, beginning in 1984;
                                          Director, Aquila Distributors,
                                          Inc., distributor of the above
                                          funds, since 1981 and formerly
                                          Vice President or Secretary,
                                          1981-1998; President and a
                                          Director, STCM Management
                                          Company, Inc., sponsor and
                                          investment adviser to Capital
                                          Cash Management Trust and Capital
                                          Cash U.S. Government Securities
                                          Trust; Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and charitable
                                          organizations.

Douglas Philpotts        Trustee since    Retired; formerly Director,        4        Trustee, Pacific Capital
Honolulu, HI             1992             Chairman of the Board and                   Funds, which includes 8 bond
(11/21/31)                                President of Hawaiian Trust                 and stock funds.
                                          Company, Limited; present or former
                                          director of various Hawaii-based civic
                                          and charitable organizations.

Non-interested
Trustees

William M. Cole          Trustee since    President, Cole International,     4       None
Westfield, NJ            1985             Inc., financial and shipping
(05/21/31)                                consultants, since 1974;
                                          Chairman, Cole Group, a financial
                                          consulting and real estate firm.

Thomas W. Courtney       Trustee          President, Courtney Associates,    5       Director or trustee, OCC
Sewickley, PA            since 1984       Inc., a venture capital firm,              Cash Reserves, Inc., OCC
 (08/17/33)                               since 1988.                                Accumulation Trust,
                                                                                     Oppenheimer Quest Value
                                                                                     Funds Group, Oppenheimer
                                                                                     Small Cap Value Fund,
                                                                                     Oppenheimer Midcap Fund, and
                                                                                     Oppenheimer Rochester Group
                                                                                     of Funds.
Richard W. Gushman,      Trustee since    President and Chief Executive       4      Trustee, Pacific Capital
II(7)                    1992             Officer, OKOA, Inc., a                     Funds, which includes 8 bond
Honolulu, HI                              diversified Hawaii-based real              and stock funds; director,
(02/28/46)                                estate organization with                   Outrigger Hotels since 2000;
                                          activities in the western U.S.             director, Servco Pacific,
                                          and the Pacific Basin, since               Inc. and Oceanic Time-Warner
                                          1972; Managing Partner of Summit           since 1998; director,
                                          Financial Resources, a Salt Lake           American Savings Bank since
                                          City, Utah-based financial                 2002.
                                          services company; trustee, the
                                          Estate of James Campbell since
                                          2000 and Chairman of the Board
                                          of Trustees since 2002; trustee,
                                          University of Hawaii Foundation and
                                          Hawaii Pacific University since 1997;
                                          director, United Way of America since
                                          1998; board member of the Boys & Girls
                                          Club of Honolulu, Aloha United Way,
                                          and other charitable and civic
                                          organizations.

Stanley W. Hong          Trustee since    President, Waste Management of     4       Trustee, Pacific Capital
Honolulu, HI             1992             Hawaii, Inc. since 2002;                   Funds, which includes 8 bond
(04/05/36)                                Corporate Vice President, Hawaii           and stock funds; director,
                                          Area, Waste Management, Inc.               Central Pacific Bank and
                                          since 2002; Trustee, The King              First Insurance Co. of
                                          William Charles Lunalilo Trust             Hawaii, Ltd.
                                          Estate since 2001; President and
                                          Chief Executive Officer, The
                                          Chamber of Commerce of Hawaii,
                                          1996-2001; director, Hawaii Public
                                          Television Foundation since 1998;
                                          Regent, Chaminade University of
                                          Honolulu; Chair - State Judicial
                                          Salary Commission since 1998; and
                                          director of other corporate and
                                          community organizations.

Theodore T. Mason        Trustee since    Executive Director, East Wind      7       Trustee, OCC Cash Reserves,
New York, NY             1984             Power Partners LTD since 1994              Inc. and OCC Accumulation
(11/24/35)                                and Louisiana Power Partners,              Trust.
                                          LLC since 1999; President, Alumni
                                          Association of SUNY Maritime College
                                          since 2002 (First Vice President,
                                          2000-2001, Second Vice President,
                                          1998-2000) and Director of the same
                                          organization since 1997; Director,
                                          STCM Management Company, Inc., since
                                          1973; twice national officer of Naval
                                          Reserve Association, Commanding
                                          Officer of four naval reserve units
                                          and Captain, USNR (Ret); director, The
                                          Navy League of the United States New
                                          York Council since 2002; trustee, The
                                          Maritime Industry Museum at Fort
                                          Schuyler and the Maritime College at
                                          Fort Schuyler Foundation, Inc. since
                                          2000.

Russell K. Okata         Trustee since    Executive Director, Hawaii         4       Trustee, Pacific Capital
Honolulu, HI             1992             Government Employees Association           Funds, which includes 8 bond
(03/22/44)                                AFSCME Local 152, AFL-CIO since            and stock funds; Chairman,
                                          1970; International Vice                   Royal State Insurance Group.
                                          President, American Federation
                                          of State, County and Municipal
                                          Employees, AFL-CIO since 1981;
                                          director of various civic and
                                          charitable organizations.
Oswald K. Stender        Trustee since    Director, Hawaiian Electric        4      Trustee, Pacific Capital Funds,
Honolulu, HI             1992             Industries, Inc., a public                which includes 8 bond and stock
(10/08/31)                                utility holding company, since            funds.
                                          1993; Trustee, the Bernice Pauahi
                                          Bishop Estate 1990-1999; Trustee,
                                          Office of Hawaiian Affairs and a
                                          member or trustee of several community
                                          organizations.



Officers

Diana P. Herrmann        President        President and Chief Operating      9      None
New York, NY             since 1998       Officer of the Manager since
(02/25/58)                                1997, a Director since 1984,
                                          Secretary since 1986 and previously
                                          its Executive Vice President, Senior
                                          Vice President or Vice President,
                                          1986-1997; President, Senior Vice
                                          President or Executive Vice President
                                          of the Aquilasm Group of Funds since
                                          1986; Director of the Distributor
                                          since 1997; trustee, Reserve
                                          Money-Market Funds, 1999-2000 and
                                          Reserve Private Equity Series,
                                          1998-2000; active in mutual fund and
                                          trade organizations and in charitable
                                          and volunteer organizations.

Sherri Foster            Senior Vice      Senior Vice President, Hawaiian    N/A         N/A
Lahaina, HI (07/27/50)   President        Tax-Free Trust since 1993; Vice
                         since 1993       President or Assistant Vice
                                          President of four Aquila Cash
                                          and Equity Funds; Registered
                                          Representative of the
                                          Distributor since 1985.
Stephen J. Caridi        Vice President   Vice President of the              N/A         N/A
New York, NY (05/06/61)  since 1998       Distributor since 1995; Vice
                                          President, Hawaiian Tax-Free Trust
                                          since 1998; Senior Vice President,
                                          Narragansett Insured Tax-Free Income
                                          Fund since 1998, Vice President
                                          1996-1997; Assistant Vice President,
                                          Tax-Free Fund For Utah since 1993.
Rose F. Marotta          Chief            Chief Financial Officer of the     N/A       N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and Director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and of the
                                          Distributor, 1985-2000.
Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group    N/A          N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A          N/A
New York, NY             since 1984       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A         N/A
New York, NY (08/23/40)  Secretary        Manager since 1998 and Assistant
                         since            2000 Secretary of the Aquilasm Group
                                          of Funds since 2000; Consultant, The
                                          Wadsworth Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A           N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since            1995 1995 and Vice President of the
                                          five Aquila Money-Market Funds since
                                          1990; Vice President of the Manager
                                          since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A       N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager since 1998; Fund
                                          Accountant for the Aquilasm
                                          Group of Funds, 1995-1998.


(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates.

(3) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, New York, NY 10017.

(4) Each Trustee holds office until the next annual meeting of shareholders or until his successor is elected and qualifies. The term of office of each officer is one year.

(5) Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust, as that term is so defined, as a shareholder of the Adviser's corporate parent.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquilasm Group of Funds."

(7)Mr. Gushman has minority equity interests in a partnership and a limited liability company that have outstanding loans from Bank of Hawaii, the Trust's investment adviser. Mr. Gushman also owns corporate entities that act as general partner and managing member, respectively, of the borrowers and holds majority equity interests in corporate entities that receive fees for services to the borrowers. The partnership's largest aggregate amount of indebtedness during the two years ended December 31, 2001 and the amount outstanding on that date was $13,100,000, and the interest rate is 6.57%. For the limited liability company, the corresponding amounts involved were both $7,200,000, and the interest rate is 7.0%.

                       Securities Holdings of the Trustees
                                 (as of 5/01/02)

                      Dollar Range of          Aggregate Dollar Range of
Name of              Ownership in Hawaiian     Ownership in Aquilasm Investment
Trustee              Tax-Free Trust(1)         Companies Overseen by Trustee(1)

Interested Trustees


Lacy B. Herrmann                    B                        E


Douglas Philpotts                   C                        C

Non-interested Trustees

William M. Cole                     B                        E

Thomas W. Courtney                  C                        C

Richard W. Gushman, II              B                        B

Stanley W. Hong                     C                        C

Theodore T. Mason                   C                        C

Russell K. Okata                    B                        B

Oswald K. Stender                   B                        B


(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser, Administrator or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2002, the Trust paid a total of $151,789 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                             Compensation      Number of
                                             from all          boards on
                            Compensation     funds in the      which the
                            from the         Aquilasm          Trustee
Name                        Trust            Group of Funds    now serves

William M. Cole            $14,000          $41,500            4

Thomas W.
Courtney                   $14,000          $51,850            5

Richard W.
Gushman                    $15,350          $43,950            4

Stanley W. Hong            $14,350          $41,850            4

Theodore T. Mason          $14,350          $49,850            7

Russell K. Okata           $14,350          $41,750            4

Douglas Philpotts          $13,100          $36,850            4

Oswald Stender             $14,700          $41,500            4

     Certain Trustees are also trustees of the funds in the Pacific Capital Group of Funds for which the Adviser is also investment adviser. For the same period, these funds paid the following Trustees the amounts listed: Mr. Gushman, $20,833; Mr. Hong, $20,833; Mr. Okata, $20,833; Mr. Philpotts, $20,833; and Mr.
Stender, $20,833.

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Administrator is Manager or Administrator to the Aquilasm Group of Funds. As of June 30, 2002 these funds had aggregate assets of approximately $3.6 billion, of which approximately $2.1 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended March 31, 2002 the Trust paid $1,681,104 in fees to the Administrator.


     During the fiscal year ended March 31, 2002, $1,224,789 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $70,477 was retained by the Distributor. With respect to Class C Shares, during the same period $149,123 was paid under Part II of the Plan and $49,708 was paid under the Shareholder Services Plan. Of these total payments of $198,831, the Distributor received $94,899. All of such payments were for compensation.

     During the fiscal year ended March 31, 2002 the Trust paid to Hollyer Brady Smith & Hines, independent counsel to the Trust, $83,224 for legal services. Edward M.W. Hines, Secretary of the Trust, is a partner of that firm.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are William M. Cole, Thomas W. Courtney, Richard W. Gushman, II, Stanley W. Hong, Theodore T. Mason, Russell K. Okata and Oswald K. Stender. None of the members of the Committee is an "interested person" of the Trust. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. Each Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold shares of the Adviser or its parents or subsidiaries. Ratification or Rejection of Selection of Independent Auditors Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 2003 Such selection is submitted to the shareholders for ratification or rejection.

         The Trust paid the following fees to KPMG during the fiscal year ended March 31, 2002:

Audit Fees                                                    $18,000

Financial Information
Systems Design and Implementation                                   0

All Other Fees                                                 $7,922

         (Fees for preparation
          of the Trust's tax
          returns and tax-related memoranda.)

     KPMG LLP did not perform any services during the fiscal year for the Trust's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides services to the Trust.

     The Audit Committee of the Trust's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2003.

     KPMG has no direct or indirect financial interest in the Trust, the Trust's Administrator or the Trust's Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017


VOTE BY TELEPHONE OR INTERNET OR MAIL 24 hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyvote.com

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 HAWAIIAN TAX-FREE TRUST CLASS A


         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees


     1) Lacy B. Herrmann*; 2) William M. Cole; 3) Thomas W. Courtney; 4) Richard
     W. Gushman, II; 5) Stanley W. Hong; 6) Theodore T. Mason; 7) Russell K. Okata; 8) Douglas Philpotts*; 9) Oswald K. Stender


                  * interested Trustees
                --
               [__]       For All
                --
               [__]       Withhold All
                --
               [__]       For All Except


To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------


[bolded in printed form]

Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


     As to any other matter said proxies shall vote in accordance with their best judgment.



Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

         H.       I plan to attend the annual meeting in Honolulu [__]
         K.       I plan to attend the outreach meeting in Kauai  [__]


         For address changes and/or comments, please check this box and write them on the back where indicated.
                                                                   [ ]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Date_________
 Signature
[Please sign within box]

_________________________________Date__________
 Signature
(Joint Owners)

                             HAWAIIAN TAX-FREE TRUST

                Proxy for Shareholders Meeting September 13, 2002
               Proxy Solicited on Behalf of the Board of Trustees


     The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, September 13, 2002 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii; at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse side.

Please read the proxy statement prior to voting.

Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com



Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________
(If you noted any address changes/comments above, please mark corresponding box on other side.)